Exhibit 10.21

                      AGREEMENT OF LEASE - OFFICE MAX PLAZA

1.    Basic Provisions and Definitions
      --------------------------------

      This Paragraph 1 is an integral part of this Lease and all of the terms hereof are incorporated into this Lease in all respects. In addition to the other terms which are defined in this Lease, the following capitalized terms, whenever used in this Lease, shall have the meanings set forth in this Paragraph, and only such meanings, unless such meanings are expressly contradicted, limited or expanded elsewhere herein:

(a) Date of Lease:                       June 7, 2002

(b) Landlord:                            CIRCLE PLAZA ASSOCIATES

(c) Address of Landlord:                 P.O. Box 428
                                         155 Markham Place
                                         Little Silver, NJ 07739

(d) Tenant:                              TWO RIVER COMMUNITY BANK

(e) Address of Tenant:                   1250 Route 35
                                         Middletown, New Jersey 07748

(f) Permitted Use:                       Bank offices ("back office operation")

(g) Lease Term:                          Five (5) years

(h) Possession and Lease
    Commencement Date:                   The date  Landlord  and Tenant  execute
                                         the  Lease and  Landlord  substantially
                                         completes  Landlord's Work and delivers
                                         possession of the Premises to Tenant

    Rent Commencement Date:              July 1, 2002

(i) Expiration Date:                     June 30, 2007

(j) Initial Annual Basic Rent Rate:      $33,  000.00 per annum  ($2,750.00  per
                                         month)   subject   to   adjustment   as
                                         provided in  paragraph  5(a)(i)  hereof
                                         and Exhibit D hereto

(k) Tenant's Expense Share:              Tenant  pays its  pro-rata  increase in
                                         real estate  share of real estate taxes
                                         and building operating costs multiplied
                                         by  the  Expense  Share  as  set  forth
                                         below.

    Common Area Maintenance Charges:     3.97%.

    Real Estate Tax Charges:             3.97%

(1) Tenant's Initial Estimated
    Tax Payment:                         $493.08 per month.

(m) Tenant's Initial Common Area
    Maintenance Payment:                 $464.50 per month

(n) Intentionally Omitted

(o) Security Deposit:                    $3,000.00

(p) Broker:                              Magee Realty Consultants

(q) Shopping Center: The land and improvements located in the Borough of Eatontown and commonly known as Office Max Plaza, as more particularly shown on the plan annexed hereto as Exhibit A and made a part hereof.

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(r) Common Areas: All areas, improvements, space, equipment and special services in or at the Shopping Center provided by Landlord for the common or joint use and benefit of tenants of the Shopping Center, their officers, employees, agents, servants, customers and other invitees, including without limitation all parking areas, access roads, driveways, entrances and exits, retaining walls, landscaped areas, truck serviceways or tunnels, loading docks, pedestrian malls, courts, stairs, ramps and sidewalks, exterior stairs, comfort and first aid stations, washrooms and parcel pickup stations, onsite and offsite signs identifying or advertising the Shopping Center, and maintenance buildings.

(s) Insurance Requirements: All requirements of any insurance policy covering or applicable to any part of the Shopping Center or the Premises or the use thereof all requirements of the issuer of any such policy, and all orders, rules, regulations, recommendations and other requirements of the Association of Fire Underwriters, Factory Mutual Insurance Companies, the Insurance Services Organization, and any other body exercising the same or similar functions and having jurisdiction or cognizance of any part of the Shopping Center or the Premises.

(t) Legal Requirements: All laws, statutes and ordinances (including building codes and zoning regulations and ordinances) and the orders, rules, regulations, directives and requirements of all Federal, State, county and city departments, bureaus, boards, agencies, offices, commissions and other subdivisions thereof or of any official thereof, or of any other governmental, public or quasi-public authority, whether now or hereafter in force, which may be applicable to the Shopping Center or the Premises, or any part thereof and all requirements, obligations and conditions of all instruments of record affecting the Shopping Center.

2.    Premises
      --------

      (a) Landlord hereby demises and leases to Tenant and Tenant hereby rents and hires from Landlord, those certain premises known as Store #3a (the "Premises") consisting of a portion of the Shopping Center, which Premises are substantially as shown by crosshatching on Exhibit A annexed hereto, together with a non-exclusive right to use, in common with others, the Common Areas, as the same may be designated from time to time by Landlord, subject, however, to the terms and conditions of this Lease and to rules and regulations for the use thereof as prescribed from time to time by Landlord.

      (b) Landlord reserves the right to change the number and location of buildings, building dimensions, the number of floors in any of the buildings, store dimensions, Common Areas, and the identity and type of other stores and tenancies comprising the Shopping Center, provided only that the size of the Premises, reasonable access to the Premises and the parking facilities as shown on Exhibit A shall not be materially impaired.

      (c) Landlord reserves to itself the use of the roof exterior walls (other than the store front) and the area above and below the Premises together with, upon reasonable notice to Tenant except in the case of an emergency, the right to install, maintain, use, repair, and replace pipes, ducts, conduits, wires and structural elements leading through the Premises and which serve other parts of the Shopping Center.

      (d) By occupying the Premises or any portion thereof, Tenant shall be deemed to have accepted the Premises.

3.    Completion of the Premises
      --------------------------

      (a) Prior to the Lease Commencement Date, Landlord shall complete the work described in Exhibit "B" annexed hereto and made part hereof (the "Landlord's Work"), at its sole cost and expense. Tenant shall pay to Landlord any expense incurred by Landlord as a result of change requested by Tenant which affect Landlord's Work.

      (b) Tenant agrees that subsequent to the Commencement Date it shall, at its sole cost and expense, provide all work of whatsoever nature that is necessary to complete the Premises and open the Premises for business to the public (collectively, the "Tenant's Work"). The Tenant will be responsible to obtain all building permits and to build-out the space as per its requirements. This Work shall include but not be limited to the distribution of HVAC; erection of internal partition; installation of drop ceiling as needed; installation of lighting fixtures and other electrical needs; installation of flooring; painting; reconfiguration and extension of sprinkler


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

heads as needed. Tenant agrees to furnish Landlord, with a complete and detailed set of plans and specifications drawn by a registered architect, setting forth and describing Tenant's Work in such detail as Landlord may reasonably require. Tenant's architect and any contractor used in performing Tenant's Work shall be approved in writing by Landlord, which approval shall not be unreasonably withheld or delayed. Landlord may require Tenant, at Tenant's sole cost and expense, to furnish a bond or other security satisfactory to Landlord to assure diligent and faithful performance of Tenant's Work, If said plans and specifications are not so furnished by Tenant within the required time periods Landlord may, at its option, terminate this Lease and the tenancy hereby created at any time thereafter, while such plans and specifications have not been so furnished, by notice in writing thereof to Tenant. No deviation from the final set of plans and specifications, once submitted to and approved by Landlord, shall be made by Tenant without Landlord's prior written consent. Approval of plans and specifications by Landlord shall not constitute the assumption of any responsibility by Landlord for their accuracy or sufficiency, and Tenant shall be solely responsible for such plans and specifications. If Tenant fails to complete Tenant's Work in accordance with such plans and specifications prior to July 1, 2002, Landlord may, at Landlord's option, terminate this Lease and the tenancy hereby created or may, at Landlord's option enter the Premises and complete Tenant's Work, and Tenant shall pay the cost thereof to Landlord upon demand. In the event Tenant's Work is not completed by July 1, 2002, Landlord shall have the right to terminate this Lease on notice to Tenant, and the tenancy hereby created.

4.    The Lease Commencement Date
      ---------------------------

      The term of this Lease (the "Term") shall commence July 1, 2002 or such earlier date that Landlord delivers possession of the premises to Tenant and shall expire on the Expiration Date.

5.    Rent
      ----

      (a) Tenant shall pay to Landlord during the Term, in lawful money of the United States, without any prior demand therefor and without any offsets or deductions whatsoever, the following sums (collectively, "Rent"):

            (i) fixed rent ("Basic Rent") at the Initial Annual Basic Rent Rate for the portion of the Term commencing on the Rent Commencement Date and ending on June 30, 2003, and thereafter at the rate or rates per annum specified in the Basic Rent Escalation Rider annexed hereto as Exhibit D and made a part hereof;

            (ii) additional rent ("Additional Rent") consisting of all other sums of money as shall become due from and be payable by Tenant hereunder (for default in the payment of which Landlord shall have the same remedies as for a default in the payment of Basic Rent).

      (b) Basic Rent shall be payable in advance in equal monthly installments beginning on the Commencement Date and continuing on the first day of each calendar month thereafter during the Term, except that Tenant has, simultaneously with the execution of this Lease, paid to Landlord the first month's Basic Rent, receipt of which (if by check, subject to collection) is hereby acknowledged.

      (c) In the event that the Commencement Date shall occur on a day other than the first day of a calendar month, the monthly installment of Basic Rent for the unexpired portion of the month in which the Commencement Date occurs shall be prorated on the basis of the actual number of days in such month. In the event the Expiration Date shall occur on a day other than the last day of a calendar month, then the amount of the monthly installment of the Basic Rent, for the last month or portion thereof in which the Expiration Date occurs shall be prorated on the basis of the actual number of days in such month, and any excess prepaid Basic Rent and Additional Rent shall be refunded by Landlord to Tenant on the Expiration Date.

      (d) If Tenant shall fail to pay any rents, charges or other sums ten (10) days after the same become due and payable, such unpaid amounts shall bear interest at the per annum rate of two percent (2%) in excess of the rate from time to time announced by Citibank, N.A. as its "prime rate", calculated on the basis of actual days elapsed, based on a 360 day year, from the due date of such rents, charges or other sums to the date of payment; provided, however, that such interest shall never exceed the maximum legal rate from time to time permitted by applicable law. In addition thereto and to the extent permitted by applicable law, if Tenant shall


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

fail to pay any rents, charges or other sums, within ten (10) days after the same become due and payable, then Tenant shall also pay to Landlord Additional Rent to cover Landlord's additional overhead and administrative costs and expenses arising out of such late payment in the amount of $200.00. The provisions herein for Additional Rent shall not be construed to extend the date for payment of any sums required to be paid by Tenant hereunder or to relieve Tenant of its obligation to pay all such sums at the time or times herein stipulated. Notwithstanding the imposition of such Additional Rent, Tenant shall be in default under this Lease if any or all payments required to be made by Tenant are not made at the time herein stipulated, and neither the demand for, nor collection by Landlord of, such Additional Rent shall be construed as a curing of such default on the part of Tenant.

      (e) If any of the Rent payable under the terms of this Lease shall be or become uncollectible, reduced or required to be refunded because of any applicable law, ordinance, order, rule, requirement or regulation, Tenant shall enter into such agreement(s) and take such other steps (without additional expense to Tenant) as Landlord may request and as may be legally permissible to permit Landlord to collect the maximum rents which from time to time during the continuance of such legal rent restriction may be legally permissible (and not in excess of the amounts reserved therefor under this Lease). Upon the termination of such legal rent restriction, (a) the Rent shall become and thereafter be payable in accordance with the amounts reserved herein for the periods following such termination and (b) Tenant shall pay to Landlord, to the maximum extent legally permissible, an amount equal to (i) the Rent which would have been paid pursuant to this Lease but for such legal rent restriction less
(ii) the Rent paid by Tenant during the period such legal rent restriction was in effect.

6.    Tax Payments
      ------------

      (a) For purposes of this Lease, the term "Taxes" shall mean all real estate taxes, assessments (special or otherwise), ad valorem charges, front foot benefit charges, water and sewer rents, rates and charges (other than charges which are based on consumption and are paid directly by tenants or included in Operating Costs), city and county taxes, minor privilege permits and any other governmental liens, impositions or charges of a similar or dissimilar nature, whether general, special, ordinary, extraordinary, foreseen or unforeseen, and any payments in lieu of such charges, which may be levied, assessed or imposed on or with respect to all or any part of the Shopping Center by any taxing authority, whether or not the same constitutes one or more tax lots. If, however, by law, any assessment may be divided and paid in installments, then, for the purposes of this Paragraph 6(A) such assessment shall be deemed to have been so divided, (B) such assessment shall be deemed payable in the maximum number of installments permitted by law, and (C) there shall be deemed included in taxes for each calendar year the installment(s) of such assessment becoming payable during such calendar year, together with interest payable during such calendar year on such installments(s) and on all installments thereafter becoming due as provided by law, all as if such assessment had been so divided. If at any time during the Term the methods of taxation prevailing at the date hereof shall be altered so that in lieu of or as an addition to or as a substitute for the whole or any part of the Taxes now levied, assessed or imposed on all or any part of the Shopping Center, there shall be levied, assessed or imposed (1) a tax, assessment, levy, imposition or charge based on the rents received therefrom whether or not wholly or partially as a capital levy or otherwise, or (2) a tax, assessment, levy, imposition, or charge measured by or based in whole or in part upon all or any part of the Shopping Center and imposed on Landlord, or (3) a license fee measured by the rent payable by Tenant to Landlord, or (4) any other tax, levy, imposition, charge or license fee however described or imposed, then all such taxes, assessments, levies, impositions, charges or license fees or the part thereof so measured or based, shall be deemed to be Taxes. In no event, however, shall Tenant be required to pay Landlord's income taxes unless such income tax is in lieu of or partial substitution for Taxes. The benefit of any discount for any early payment or prepayment of Taxes shall accrue solely to the benefit of Landlord and such discount shall be subtracted from Taxes.

      (b) There shall be excluded from Taxes any real estate taxes, assessments and other charges attributable to new ground floor leasable area hereafter constructed as part of the Shopping Center. In the event that such new area is not separately assessed, the portion of the real estate taxes, assessments and other charges attributable to such new area shall be determined by Landlord, in its reasonable judgment, and such portion shall be excluded from Taxes.


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

      (c) Tenant shall pay to Landlord, as Additional Rent for each calendar year falling wholly or partially within the Term, an amount ("Tenant's Tax Payment") equal to the product of Taxes for such calendar year and Tenant's Expense Share.

      (d) For the period, if any, between the Commencement Date and the last day of the calendar year in which the Commencement Date occurs, Tenant shall pay to Landlord on account of Tenant's Tax Payment, a monthly amount equal to Tenant's Initial Estimated Tax Payment, as set forth in Paragraph 1(1) hereof, on the first day of each month (provided that if the Commencement Date is other than the first day of a calendar month, the payment for the month in which the Commencement Date occurs shall be appropriately prorated). With respect to each calendar year commencing after the calendar year in which the Commencement Date occurs, Landlord may furnish to Tenant an estimate of amounts that will be payable by Tenant pursuant to Paragraph 6(c) hereof for such year, and upon receipt of such estimate Tenant will thereafter pay to Landlord, on the first day of each month during such year, on account of Tenant's Tax Payment, an amount equal to 1/12 of such estimate. Landlord may revise such estimate from time to time. Until such estimate has been furnished to Tenant, Tenant shall pay to Landlord, on the first day of each month during such year, an amount equal to the amount payable by Tenant pursuant to Paragraph 6(c) for the previous calendar year divided by the number of months contained in the Term during such previous calendar year. At the end of each calendar year, Landlord shall furnish Tenant with a reconciliation statement setting forth the amounts payable by Tenant for such year pursuant to Paragraph 6(c) hereof and the amounts paid by Tenant on account thereof pursuant to this Paragraph 6(d). Any additional amounts payable by Tenant pursuant to such statement shall be payable within fifteen (15) days after receipt of such statement, and the amount of any overpayment by Tenant shall be promptly refunded by Landlord.

      (e) Any Additional Rent payable by Tenant pursuant to this Paragraph 6 shall be collectible by Landlord in the same manner as Basic Rent.

      (f) if the Commencement Date or Expiration Date shall occur on a date other than January 1 or December 31, respectively, any Additional Rent under this Paragraph 6 for the calendar year in which the Commencement Date or Expiration Date shall occur, as the case may be, shall be appropriately prorated. In no event shall Basic Rent ever be reduced by operation of this Paragraph 6. The rights and obligations of Landlord and Tenant under the provisions of this Paragraph 6 with respect to any Additional Rent shall survive the Expiration Date or any sooner termination of the Term.

      (g) if the lessor under any ground or underlying lease of or the holder of any mortgage of the Shopping Center, or portion thereof shall require any tax escrow deposits, in advance of the due date, then Tenant shall deposit with Landlord, in advance, an amount equal to Tenant's Expense Share of such deposits.

      (h) Tenant agrees to pay prior to delinquency any and all taxes and assessments levied, assessed or imposed during the Term upon or against (i) all furniture, fixtures, signs and equipment and any other personal property installed or located within the Premises, (ii) all alterations, additions, betterments or improvements of whatsoever kind or nature made by or on behalf of Tenant to the Premises, including any Tenant's Work or work to be performed by Tenant, as the same may be separately levied, taxed and assessed against or imposed directly upon Tenant by the tax authorities and (iii) the rentals payable hereunder by Tenant to Landlord (other than Landlord's Federal, State and local income taxes thereon).

      (i) Should any governmental authority require that a tax, other than the Taxes above mentioned, be paid by Tenant, but collected by Landlord, for and on behalf of said governmental authority, and from time to time forwarded by Landlord to said governmental authority, the same shall be paid by Tenant to Landlord payable in advance.

      (j) Only Landlord shall have the right to contest the validity or amount of any Taxes by appropriate proceedings. Landlord, in its sole judgment, may settle any such proceedings. In the event Landlord receives any refund of such Taxes, Landlord shall credit such proportion of such refund as shall be allocable to payments of Tenant's Tax Payment actually made by Tenant (less costs, expenses and reasonable attorneys' and appraisers' fees) against the next succeeding payments of Tenant's Tax Payment due from Tenant, or during the last year of the term, Landlord will refund such net refund to Tenant within thirty
(30) days following the Expiration

Date provided Tenant is not then in default of any of its obligations under this Lease. Tenant agrees that it shall be bound by Landlord's judgment as to whether or not to contest the validity or amount of any Taxes, and Tenant agrees that it shall not at any time contest the validity or amount of any Taxes.

      (k) With respect to any Taxes for which Tenant is responsible hereunder, the official tax bill shall be conclusive evidence of the amount of Taxes levied, assessed, or imposed, as well as of the items taxed. A copy of such tax bill shall, upon request of Tenant, be submitted by Landlord to Tenant.

7.    Common Area Maintenance Payments
      --------------------------------

      (a) For purposes of this Lease, the term "Operating Costs" shall mean the total cost and expense incurred in operating, managing, equipping, lighting, repairing, replacing, insuring and maintaining the Shopping Center, including without limitation, gardening and landscaping, sidewalks, curbs, storm drainage systems and other utility systems, sprinkler systems, fire protection and security alarm systems and equipment, traffic control equipment, the cost of public liability and property damage insurance, repairs, line painting, lighting, sanitary control, including the septic system, removal of snow, trash, rubbish, garbage and other refuse, depreciation on or rentals of machinery and equipment used in such maintenance, the cost of personnel to implement such services, to direct parking and to police the Common Areas, and twenty (20%) percent of all of the foregoing costs to cover Landlord's administrative and overhead costs.

      (b) There shall be excluded from Operating Costs (1) debt service under any mortgage of the Shopping Center; (2) rental payments under any ground or underlying lease of the Shopping Center and (3) Taxes.

      (c) All costs of operating, managing, equipping, lighting, repairing, replacing, insuring and maintaining the Shopping Center shall be included in Operating Costs for the calendar year in which such cost is incurred by Landlord, except that:

            (1) the cost of replacing (but not repairing) any roof shall be amortized over a seven year period, and 1/7 of said cost shall be included in Operating Costs for each of seven consecutive calendar years, commencing with the calendar year in which such cost is incurred by Landlord;

            (2) the cost of replacing (but not repairing) the asphalt surface of the common parking area shall be amortized over a seven year period, and 1/7 of said cost shall be included in Operating Costs for each of seven consecutive calendar years, commencing with the calendar year in which such cost is incurred by Landlord; and

            (3) the cost of reconstruction and replacement of the facade of the Shopping Center shall be amortized over a fifteen year period, and 1/15 of said cost shall be included in Operating Costs for each of fifteen consecutive calendar years, commencing with the calendar year in which such cost is incurred by Landlord.

            (4) the cost of replacing the septic system or part thereof shall be amortized over a seven (7) year period, and 1/7 of said cost shall be included in Operating Costs for each of seven (7) consecutive calendar years, commencing with the calendar year in which such cost is incurred by Landlord.

      (d) Tenant shall pay to Landlord, as Additional Rent for the period, if any, between the Commencement Date and December 31 of the calendar year in which the Commencement Date occurs, a monthly amount equal to Tenant's Initial Common Area Maintenance Payment, as set forth in Paragraph 1(m) hereof for each calendar month (provided that if the Commencement Date is other than the first day of a calendar month, the payment for the month in which the Commencement Date occurs shall be appropriately prorated) Tenant's Initial Common Area Maintenance Payment shall be payable in advance in monthly installments beginning on the Commencement Date and continuing on the first day of each calendar month thereafter.

      (e) Tenant shall pay to Landlord, as Additional Rent for each calendar year falling wholly or partially within the Term (commencing with the calendar year next following the calendar year in which the Commencement Date occurs) an amount ("Tenant's Common Area


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

Maintenance Payment") equal to the greater of (i) an amount equal to twelve (12) times Tenant's Initial Common Area Maintenance Payment or (ii) the product of Operating Costs for such calendar year and Tenant's Expense Share.

      (f) With respect to each calendar year commencing with the calendar year next following the calendar year in which the Commencement Date occurs, Landlord may furnish to Tenant an estimate of amounts that will be payable by Tenant pursuant to Paragraph 7(e) hereof for such year, and upon receipt of such estimate Tenant will thereafter pay to Landlord, on the first day of each month during such year on account of Tenant's Common Area Maintenance Payment, an amount equal to 1/12 of such estimate. Landlord may revise such estimate from time to time. Until such estimate has been furnished to Tenant, Tenant shall pay to Landlord, on the first day of each month during such year, an amount equal to the monthly amount payable by Tenant pursuant to Paragraph 7(d) hereof for the previous calendar year, or an amount equal to 1/12 of the amount payable by Tenant pursuant to Paragraph 7(e) hereof for the previous calendar year, whichever is applicable. At the end of each calendar year, Landlord shall furnish Tenant with a reconciliation statement setting forth the amounts payable by Tenant for such year pursuant to Paragraph 7(e) hereof and the amounts paid by Tenant on account thereof pursuant to this Paragraph 7(f). Any additional amounts payable by Tenant pursuant to such statement shall be payable within fifteen (15) days after receipt of such statement, and the amount of any overpayment by Tenant shall be promptly refunded by Landlord.

      (g) Any Additional Rent payable by Tenant pursuant to this Paragraph 7 shall be collectible by Landlord in the same manner as Basic Rent.

      (h) If the Expiration Date shall occur on a date other December 31, any Additional Rent under this Paragraph 7 for the calendar year in which the Expiration Date shall occur shall be appropriately prorated. In no event shall Basic Rent ever be reduced by operation of this Paragraph 7. The rights and obligations of Landlord and Tenant under the provisions of this Paragraph 7 with respect to any Additional Rent shall survive the Expiration Date or any sooner termination of the Term.

      (i) If at any time during the Term, Landlord constructs new improvements as part of the Shopping Center resulting in an increase in ground floor leasable area of more than 10% over the ground floor leasable area of the Shopping Center as of the date of this Lease, then, from and after the date of issuance of a certificate of occupancy covering such new improvements, Tenant's Expense Share, for purposes of this Paragraph 7 only, shall be adjusted to a percentage equal to the product of Tenant's Expense Share (as set forth in Paragraph 1(k) hereof) and a fraction, the numerator of which is the net rentable area of all ground floor space in the Shopping Center as of the date of this Lease and the denominator of which is the net rentable area of all ground floor space in the Shopping Center including such new improvements. Any Additional Rent under this Paragraph 7 for the calendar year in which the certificate of occupancy for such new improvements has been obtained shall, if such new improvements require an adjustment to Tenant's Expense Share pursuant to this Paragraph 7(i), be appropriately prorated.

8.    Use.
      ---

      (a) Tenant shall use the Premises for the Permitted Use, as set forth in Paragraph 1(g) hereof and shall at all times during the Term shall continuously conduct and operate Tenant's business at the Premises under Tenant's Trade Name, as defined in Paragraph 1(f) hereof. Tenant will not use or permit, or suffer the use of the Premises for any other business or purpose. Tenant shall not sell, display or solicit sales in the Common Areas. Tenant shall not use or permit the use of any vending machines or public telephones on, at or about the Premises without the prior written consent of Landlord. Tenant shall not commit waste, perform any acts or carry on any practice which may injure the Shopping Center or be a nuisance or menace to other tenants in the Shopping Center.

      (b) Tenant shall provide, install and at all times maintain in the Premises all suitable furniture, fixtures, equipment and other personal property necessary for the conduct of Tenant's business therein in a businesslike manner. Tenant shall conduct its business in the Premises during the regular customary days and hours for such type of business in the city or trade area in which the Shopping Center is located, and will keep the Premises open for business from 10:00 AM until at least 6:00 PM each day of the week, provided, however, that Tenant shall not be required to be open for business on Sunday.

      (c) Intentionally omitted.

      (d) Tenant shall not permit any business to be operated in or from the Premises by any concessionaire or licensee without the prior written consent of Landlord.

      (e) Tenant shall cause all deliveries to be made to the rear of the Premises.

      (f) Tenant will not, without the Landlord's prior written consent, store, place or maintain any merchandise or rubbish containers or other articles in any vestibule or entry of the Premises or on the sidewalks adjacent thereto or elsewhere outside the Premises.

      (g) Tenant will not use or permit the use of any apparatus, or sound reproduction or transmission, or any musical instrument, in such manner that the sound so reproduced shall be audible beyond the confines of the Premises, and will not use any other advertising medium, including without limitation flashing lights or search lights, which may be heard or experienced outside of the Premises.

      (h) Tenant will not cause or permit objectionable odors to emanate or be dispelled from the Premises.

      (i) Tenant will not solicit business, distribute handbills or other advertising matter or hold demonstrations in the parking areas or other Common Areas.

      (j) Tenant will not permit the parking of delivery vehicles so as to interfere with the use of any driveway, walk, parking area, or other Common Areas.

      (k) Tenant will not use the plumbing facilities for any other purpose than that for which they are constructed and will not permit any foreign substance of any kind to be thrown therein and the expense of repairing any breakage, stoppage, seepage or damage, whether occurring on or off the Premises, resulting from a violation of this provision by Tenant or Tenant's employees, agents or invitees shall be borne by Tenant. All grease traps and other plumbing traps shall be kept clean and operable by Tenant at Tenant's own cost and expense.

      (1) Intentionally deleted.

      (m) Tenant will not place or cause or permit to be placed within the Premises pay telephones, vending machines (except those solely for the use of Tenant's employees) or amusement devices of any kind without the prior written consent of Landlord.

      (n) Tenant, at its sole cost and expense, shall comply with all Legal Requirements and all Insurance Requirements relating to or affecting the Premises, and shall procure all permits necessary for the Permitted Use.

      (o) Tenant shall not place a load upon any floor that exceeds either the floor load per square foot that such floor was designed to carry or exceeds that which is allowed by any Legal Requirement.

      (p) Tenant and its employees, agents, invitees, and licensees shall faithfully observe and strictly comply with, and shall not permit violation of, any rules and regulations concerning the Shopping Center as Landlord may from time to time make and communicate to Tenant ("Rules and Regulations"). In the case of any conflict or inconsistency between the provisions of this Lease and any Rules and Regulations, the provisions of this Lease shall control. Landlord shall have no duty or obligation to enforce any Rule or Regulation, or any term, covenant or condition of any other lease, against any other tenant, and Landlord's failure or refusal to enforce any Rule or Regulation or any term, covenant or condition of any other lease against and other tenant shall be without liability of Landlord to Tenant.

9.    Control of Common Areas
      -----------------------

      (a) All Common Areas shall at all times be subject to the exclusive control and management of Landlord, and Landlord shall have the right from time to time to establish, modify and enforce rules and regulations with respect to all Common Areas. Tenant agrees to abide by and conform with such rules and regulations; to cause its concessionaires and suppliers, officers, agents, employees and independent contractors so to abide and conform. Landlord shall have the right to construct, maintain and operate lighting facilities in and on all Common Areas; to police the same; from time to time to change the area, level, location and arrangement of parking areas and other facilities located in the Common Areas; to restrict parking by tenants, their officers, agents and employees to employee parking areas; to enforce parking charges (by operation of meters or otherwise), with appropriate provisions for free parking ticket validating by Tenants; to close all or any portion of the Common Areas to such extent as may, in the opinion of Landlord's counsel, be legally sufficient to prevent a dedication thereof or the accrual of any rights to any person or the public therein; to close temporarily all or any portion of the parking areas or parking facilities; to discourage noncustomer parking; and to do and perform such other acts in and to the Common Areas as, in the use of good business judgment, Landlord shall determine to be advisable with a view to the improvement of the convenience and use thereof by tenants, their officers, agents, employees and customers. Landlord will operate and maintain the Common Areas in such manner as Landlord, in its sole discretion, shall determine from time to time. Without limiting the scope of such discretion, Landlord shall have the full right and authority to employ all personnel and to make all rules and regulations pertaining to and necessary for the proper operation and maintenance of the Common Areas.

      (b) All Common Areas not within the Premises, which Tenant may be permitted to use and occupy, are to be used and occupied under a non-exclusive right, and if the amount of the Common Areas be diminished, Landlord shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of Rent, nor shall such diminution of the Common Areas be deemed a constructive or actual eviction.

10.   Alterations
      -----------

      (a) Tenant shall make no improvements, alterations, changes or additions to the Premises which involve structural changes to the Premises or the Shopping Center or which affect the mechanical, plumbing, electrical or other utility systems of the Shopping Center without the Landlord's prior written approval. Before proceeding with any such improvement, alterations, changes or additions, Tenant shall submit to Landlord detailed plans and specifications therefor, for Landlord's consent. Tenant shall reimburse Landlord for all reasonable expenses incurred by Landlord in connection with (i) its decision as to whether to approve the proposed improvements, alterations, changes or additions, and (ii) inspecting the same to determine whether the same are being or have been performed in accordance with the approved plans and specifications therefor and with all Legal Requirements and Insurance Requirements, including, without limitation, the fees and expenses of any architect or engineer employed for such purpose.

      (b) On the Expiration Date or date of earlier termination of this Lease all improvements, alterations, changes and additions shall become the property of Landlord and shall be surrendered with the Premises. All fixtures installed in Premises during the Term shall be and remain a part of the Premises and shall be deemed the property of Landlord as of the date such fixtures are completed, or as of the date such fixtures are attached to or built into the Premises, and shall not be removed by Tenant. At Landlord's option, any or all of the foregoing which may be designated by Landlord shall be removed by Tenant, at its sole cost and expense, on or before the Expiration Date or date of earlier termination of this Lease, in which event Tenant shall restore the Premises to their condition prior to the making of such improvements, alterations, changes or additions, repair any damage or injury to the Shopping Center at its sole cost and expense. Notwithstanding the foregoing, Tenant shall have the right to remove its furniture and bank equipment from the Premises so long as it repairs any damage or injury to the Premises caused by such removal.

      (c) Any removal of Tenant's personal property from the Shopping Center shall be accomplished in a manner which will minimize any damage or injury to the Premises and the Shopping Center and any such damage or injury shall be promptly repaired by Tenant at its sole cost and expense. Any personal property of Tenant not removed by Tenant prior to the Expiration Date or date of sooner termination of this Lease shall, at Landlord's option, either become the property of Landlord or shall be disposed of or stored by Landlord at Tenant's risk and expense.

      (d) No approval of plans or specifications by Landlord or consent by Landlord allowing Tenant to make improvements, alterations, changes or additions to the Premises shall in any way be deemed to be an agreement by Landlord that the contemplated work complies with any Legal Requirements or Insurance Requirements or the certificate of occupancy for the Premises or the

Shopping Center, or deemed to be a waiver by Landlord of any of the provisions of this Lease. Notice is hereby given that neither Landlord, Landlord's agents, the lessor under any underlying lease of the Shopping Center, or portion thereof or the holder of any mortgage on the Shopping Center, or portion thereof shall be liable for any labor or materials furnished or to be furnished to Tenant upon credit, and that no mechanic's or other liens for such labor or materials shall attach to or affect any estate or interest of Landlord or any other such party in and to the Premises or the Shopping Center.

11.   Signs, Awnings and Canopies
      ---------------------------

      (a) Tenant shall provide and install and maintain signs on the outside facade above the show windows, which signs shall not project but shall be placed flat against said facade, and shall maintain such signs in good condition and repair at all times. Landlord reserves the right to approve and to specify the design, type and construction of any such signs, which approval shall not be unreasonably withheld or delayed.

      (b) Except as provided in Paragraph 11(a) hereof, Tenant will not place or suffer to be placed or maintained on any exterior door, wall or window of the Premises any sign, awning or canopy, or advertising matter or other thing of any kind, and will not place or maintain any exterior lighting, plumbing fixture or protruding object or any decoration, lettering or advertising matter on the glass of any window or door of the Premises.

12.   Repairs and Maintenance
      -----------------------

      (a) Landlord shall keep and maintain the foundation, exterior walls and roof of the building in which the Premises are located and the Common Areas in good repair, except that Landlord shall not be called upon to make any such repairs occasioned by the act or neglect of Tenant, its agents, employees, invitees, licensees or contractors. Landlord shall not be called upon to make any other improvements or repairs of any kind upon the Premises.

      (b) Except as provided in Paragraph 12(a) hereof, Tenant shall keep and maintain in good order, condition and repair (including any such replacement and restoration as is required for that purpose) the Premises and every part thereof and any and all appurtenances thereto wherever located, including, without limitation, the exterior and interior portion of all doors, door checks, windows, plate glass, storefront, all plumbing and sewage facilities within the Premises, including free flow up to the main sewer line, fixtures, heating and air conditioning and electrical systems (whether or not located in the Premises), sprinkler system, walls, floors and ceilings, and any Tenant's Work and other work performed by Tenant pursuant to Paragraph 10 hereof.

      (c) Tenant shall be responsible, at its sole cost and expenses for providing its own heat, air conditioning and ventilation with the unit now servicing the Premises, for keeping same in good order and repair, and replacing the same as and when necessary. Any replacement shall, upon installation become the property of Landlord, if said unit has a boiler attached thereto, Tenant agrees to carry boiler insurance and provide a certificate thereof to Landlord.

      (d) Tenant will keep all exterior and interior store front surfaces clean and will maintain the rest of the Premises and all areas immediately adjoining the Premises in a clean, orderly and sanitary condition and free of insects, rodents, vermin and other pests.

      (e) Tenant shall, at its sole cost and expense, keep all outside areas immediately adjoining the Premises, including, without limitation, sidewalks and loading docks, free from ice and snow.

      (f) Tenant will not permit accumulations of any debris, refuse and garbage, but will remove the same and keep the same in odor-proof, rat-proof containers within the interior of the Premises, shielded from the view of the general public, until removed, and will not burn any refuse but will cause all such refuse to be removed by such person or companies, including Landlord, as may be designated in writing by Landlord, and will pay all charges therefor, which shall in all events be reasonable; provided, however, that Landlord may decline to designate any such person or company in which event all such refuse shall be removed at Tenant's expense by such person or company as Tenant, subject to Landlord's prior written approval, shall select.

      (g) Tenant will, at its sole cost and expense, supply, maintain, repair and replace any fire extinguishers or other fire prevention equipment and safely equipment (including installation of approved hoods and ducts if cooking activity is conducted on the Premises) required by any

Legal or Insurance Requirements, or otherwise recommended or required by any insurance carrier insuring the Shopping Center or any portion thereof.

13.   Insurance and Indemnity
      -----------------------

      (a) Tenant shall at all times during the Term, keep in full force and effect a policy of public liability and properly damage insurance with respect to the Premises, and the business conducted by Tenant and any subtenants of Tenant in the Premises, in limits of not less than $1,000,000 per person, $3,000,000 per accident and $500,000 for property damage. The policy shall name Landlord, any person, firms or corporations designated by Landlord, and Tenant as insured, and shall contain a clause that the insurer will not cancel or change the insurance without first giving the Landlord twenty (20) days' prior written notice. Said insurance shall be with an insurance company approved by Landlord, and a copy of the policy shall be delivered to Landlord, if Tenant fails to secure and maintain insurance policies complying with the provisions of this Paragraph 13(a), Landlord may, but shall not be required to, secure and maintain such insurance policies and Tenant shall pay the cost thereof to Landlord, as Additional Rent, upon demand.

      (b) Tenant agrees that it will not keep, use, sell or offer for sale in or upon the Premises any article which may be prohibited by the standard form of fire insurance policy. Tenant agrees to pay any increase in premiums for fire and extended coverage insurance that may be charged daring the Term on the amount of such insurance which may be carried by Landlord on he Premises or the Shopping Center, resulting from Tenant's use or manner of use of the Premises or from the type of merchandise sold by Tenant in the Premises, whether or not Landlord has consented to the same. In determining whether increased premiums are the result of Tenant's use of the Premises, a schedule, issued by the organization establishing the insurance rate for the Premises, showing the various components of such rate, shall be conclusive evidence of the several items and charges which make up the fire insurance rate on the Premises.

      (c) In the event Tenant's occupancy causes any increase of premium for the fire, boiler and/or casually rates on the Premises or Shopping Center or any part thereof above the rate of the least hazardous type of occupancy legally permitted in the Premises, Tenant shall pay the additional premium on the fire, boiler and/or casualty insurance policies by reason thereof. Tenant also shall pay, in such event, any additional premium on the rent insurance policy that may be carried by the Landlord for its protection against rent loss through fire. Bills for such additional premiums shall be rendered by Landlord to Tenant at such times as Landlord may elect, and shall be due from, and payable by, Tenant when rendered, and the amount thereof shall be deemed to be, and be paid as Additional Rent.

      (d) Tenant will indemnify Landlord and save it harmless from and against any and all claims, actions, damages, liability and expense in connection with loss of life, personal injury and/or damage to property arising from or out of any occurrence in, upon or at the Premises, or the occupancy or use by Tenant of the Premises and Common Areas or any part thereof or occasioned wholly or in part by any act or omission of Tenant, its agents, contractors, employees, servants, lessees or concessionaires. If Landlord shall be made a party to any litigation commenced by or against Tenant, then Tenant shall protect and hold Landlord harmless and shall pay all costs, expenses and reasonable attorney's fees incurred or paid by Landlord in connection with such litigation. Tenant shall also pay all costs, expenses and reasonable attorney's fees that may be incurred or paid by Landlord in enforcing the covenants and agreements in this Lease.

      (e) Landlord shall, at Tenant's expense, replace any and all plate and other glass in the Premises damaged or broken from any cause, and the cost thereof shall be paid by Tenant to Landlord on demand, as Additional Rent. Landlord may insure, and keep insured, at Tenant's expense, all plate and other glass in the Premises for and in the name of Landlord. Bills for the premiums there for shall be rendered by Landlord to Tenant at such times as Landlord may elect, and shall be payable by Tenant on demand, as Additional Rent.

14.   Utilities
      ---------

      (a) Tenant shall be solely responsible for and promptly pay all charges for heat, water, gas, electricity or any other utility used or consumed in the Premises. Should Landlord elect to supply the water, gas, heat, electricity or any other utility used or consumed in the Premises,

Tenant agrees to purchase and pay for the same as Additional Rent at the applicable rates filed by the Landlord with the proper regulatory authority, or, in the alternative, if Landlord so elects, Landlord and Tenant from time to time shall enter into a supplementary agreement in writing by which Tenant agrees to pay as Additional Rent the increase in the fair and reasonable rental value of the Premises due to the supplying of any such utilities. In no event shall Landlord be liable for an interruption or failure in the supply of any such utilities to the Premises.

      (b) if any utility is metered, and the meter covers both the Premises and other occupied premises, Tenant's obligation with respect to utility charges arising from such meter shall bear the same ratio to the total amount of such charges as the leasable area of the Premises bears to the aggregate leasable area of the Premises and such other premises.

15.   Intentionally omitted.

16.   Assignment, Mortgage and Subletting
      -----------------------------------

      (a) Tenant shall not (i) assign or otherwise transfer this Lease or the term and estate hereby granted, (ii) sublet all or part of the Premises or allow the same to be used or occupied by others or in violation of Paragraph 8 hereof, or (iii) mortgage, pledge or encumber this Lease or all or any part of the Premises in any manner by reason of any act or omission on the part of Tenant, without the prior written consent of Landlord in each instance, which consent Landlord shall be entitled to withhold in its sole discretion.

      (b) If this Lease be assigned, whether or not in violation of the terms of this Lease, Landlord may collect rent from the assignee. If the Premises or any part thereof be sublet or be used or occupied by anybody other than Tenant, whether or not in violation of this Lease, Landlord may, after default by Tenant and expiration of Tenant's time to cure such default, if any, collect rent from the subtenant or occupant. In either event, Landlord may apply the net amount collected to the rent herein reserved. The consent by Landlord to an assignment, transfer, encumbering or subletting pursuant to any provision of this Lease shall not in any way be considered to relieve Tenant from obtaining the express prior consent of Landlord to any other or further assignment, transfer, encumbering or subletting. Neither any assignment of this Lease nor any subletting, occupancy or use of the Premises or any part thereof by any person other than Tenant nor any collection of rent by Landlord from any person other than Tenant, nor any application of any such rent as provided in this Paragraph 16 shall, under any circumstances be deemed a waiver of any of the provisions of Paragraph 16(a) hereof or relieve, impair, release or discharge Tenant of its obligations fully to perform the terms of this Lease on Tenant's part to be performed and Tenant shall remain fully and primarily liable there for.

      (c) Any assignment or subletting, if consented to, shall be further subject to and conditioned upon the following: (1) at the time of any proposed subletting or assignment, Tenant shall not be in default under any of the terms, provisions or conditions of this Lease; and (ii) the sublessee or assignee shall occupy only the Premises and conduct its business in accordance with the Permitted Use; and (iii) that if the rents charges or other sums required to be paid by such sublessee or assignee exceed the rents, charges or other sums reserved hereunder, then Tenant shall pay to Landlord monthly the entire amount of such excess, which shall be deemed Additional Rent, and (iv) prior to occupancy, Tenant and its assignee or sublessee shall execute, acknowledge and deliver to Landlord a fully executed counterpart of a written assignment of lease or sublease, as the case may be (consented to by any guarantor of this Lease), by the terms of which: (x) in case of an assignment, Tenant will assign to such assignee Tenant's entire interest in this Lease, together with any Security Deposit, and all prepaid rents hereunder, and the assignee will accept said assignment and assume and agree to perform as the obligation of such assignee directly to and for the benefit of Landlord and enforceable by Landlord, all of the terms, covenants and conditions of this Lease on Tenant's part to be performed; or (y) in case of a subletting, the sublease in all respects will be subject and subordinate to all of the terms, covenants and conditions of this Lease and the sublessee thereunder will agree to be bound by and to perform all of the terms, covenants and conditions of this Lease on Tenant's part to be performed, except the payment of rents, charges and other sums reserved hereunder, which Tenant shall continue to be obligated to pay and shall pay to Landlord; and (v) notwithstanding any such assignment or subletting under the terms of this Paragraph, both Tenant and any guarantor will acknowledge that, notwithstanding any such assignment or subletting and the consent of Landlord thereto, neither Tenant nor said guarantor, if any, is released or discharged from any liability whatsoever under this Lease and both shall continue liable with the same force and effect as though no assignment or sublease had been made; and (vi) Tenant shall pay to Landlord the sum of One Thousand Dollars ($1,000.00) to cover Landlord's administrative costs, overhead and attorneys' fees in connection with such assignment or subletting.

      (d) If Tenant, or any guarantor of this Lease, is a corporation or partnership, and if at any time during the Term the person or persons who, on the date of this Lease, owns or own a majority of such corporation's voting shares or such partnership's partnership interest, as the case may be, ceases or cease to own a majority of such shares (whether such transfer occurs at one time or at intervals so that, in the aggregate, such a transfer shall have occurred), or such partnership interest as the case may be (except as the result of transfer by gift or inheritance) or if such guarantor, if any, is dissolved, then (i) Tenant shall give Landlord prior written notice of such event in accordance with Paragraph 16(f) hereof and (ii) any such event shall be considered to be an assignment prohibited by the provisions of Paragraph 16(a) hereof. This Paragraph 16(d) shall not be applicable to any corporation, all the outstanding voting stock of which is listed on a national securities exchange (as defined in the Securities Exchange Act of 1934, as amended). For the purposes of this Paragraph 16(d), stock ownership shall be determined in accordance with the principles set forth in Section 544 of the Internal Revenue Code of 1954 as the same existed on August 16, 1936, as amended, and the term "voting stock" shall refer to shares of stock regularly entitled to vote for the election of directors of the corporation.

      (e) If Tenant receives consent under Paragraph 16(a) hereof to any subletting, assignment, transfer, mortgaging, pledging or encumbrance of this Lease, the annual Basic Rent thereafter shall be no less than (1) an amount equal to the average combined annual Basic Rent during the three (3) full 12 month calendar years immediately preceding any such transfer, or (ii) the highest annual combined Basic Rent since the Commencement Date if Tenant at the time of the transfer has been occupying the Premises less than three (3) full 12 month calendar years, or (iii) the Basic Rent payable pursuant to Paragraph 5 hereof increased by the percentage increase in the Index from the Index for the month in which the Commencement Date occurs to the Index for the last month immediately preceding any such transfer, whichever of the foregoing is applicable. Tenant and any transferee shall promptly execute an agreement prepared by Landlord amending this Lease to provide for the payment of the revised annual Basic Rent during the remainder of the Term and all legal costs with respect thereto shall be paid by Tenant to Landlord forthwith on demand as Additional Rent. All of the other terms, covenants and conditions of this Lease shall remain as herein specified.

      (f) If Tenant intends to assign this Lease, sublet or part with possession of all or any part of the Premises, or to transfer this Lease in any other manner, in whole or in part or any estate or interest hereunder, then and so often as such event shall occur, Tenant shall give prior written notice to Landlord of such intent, specifying therein the proposed assignee, subtenant or transferee and Landlord shall, within thirty (30) days thereafter, notify Tenant in writing either, that (i) it consents or does not consent in accordance with the provisions and qualifications in this Paragraph 16 or (ii) it elects to terminate this Lease. If Landlord elects to terminate this Lease as aforesaid, Tenant shall notify Landlord in writing within fifteen (15) days thereafter of Tenant's intention either to refrain from such assignment, subletting or transfer, or to accept the termination of this Lease, if Tenant fails to deliver such notice within such period of fifteen (15) days, this Lease will thereby be terminated upon the expiration of the said fifteen (15) day period. If Tenant advises Landlord it intends to refrain from such assignment, subletting or transfer, then Landlord's right to terminate this lease as aforesaid is null and void in such instance.

      (g) Landlord shall have no liability for brokerage commissions arising out of a sublease or assignment by Tenant and Tenant shall and does hereby indemnify Landlord and hold it harmless from any and all liability for brokerage commissions arising out of any such sublease or assignment.

17.   Access
      ------

      (a) Landlord or its representatives, or designees, may enter the Premises at reasonable times under the circumstances, whether or not during business hours, to inspect the Premises, to enforce any provisions of this Lease, to make or cause to be made such repairs as Landlord may deem necessary or desirable, to cure defaults of Tenant pursuant to the rights granted Landlord under Paragraph 23 hereof, to repair any utility lines or system or systems servicing other parts of the Shopping Center, to rectify any condition in the Premises adversely affecting other occupants of the Shopping Center or, upon prior reasonable notice to Tenant, to exhibit the Premises to others. In the case of an emergency, Landlord may enter the Premises without notice to Tenant but Landlord shall make a good faith effort to provide telephone notice.

18.   Tenant's Property
      -----------------

      Landlord shall not be liable for any damage to property of Tenant or of others located in the Premises or in the Shopping Center, nor for the loss of or damage to any property of Tenant or of others by theft or otherwise. Landlord shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, falling ceiling tiles, steam, gas, electricity, water, rain or snow or leaks from any part of the Premises or Shopping Center or from the pipes, appliances or plumbing works or from the roof, street or subsurface or from any other place or by dampness or by any other cause of whatsoever nature. Landlord shall not be liable for any such damage caused by other tenants or persons in the Premises, occupants of adjacent property, of the Shopping Center, or the public, or caused by operations in construction of any private, public or quasi-public work. Landlord shall not be liable for any latent or patent defect in the Premises or in the building of which they form a part. All property of Tenant kept or stored on the Premises shall be so kept or stored at the risk of Tenant only and Tenant shall hold Landlord harmless from and hereby waives any claims arising out of damage to the same or damage to Tenant's business, including subrogation claims by Tenant's insurance carrier, unless such damage shall be caused by the willful act or gross neglect of Landlord.

19.   Casualty Damage
      ---------------

      (a) Tenant shall give immediate notice (by telephone, confirmed in writing) to Landlord of any damage caused to the Premises by fire or other casualty, and if Landlord does not elect to terminate this Lease as provided in Paragraph 19(b) hereof Landlord shall proceed with reasonable diligence and at its sole cost and expense to repair and restore the Premises (other than any Tenant's Work, any improvements, alterations, changes and additions to the Premises, and any personal property of Tenant) to substantially the same condition as immediately prior to said damage or destruction.

      (b) If the Shopping Center or the Premises shall be destroyed or substantially damaged by a casualty not covered by Landlord's insurance, or if 25% or more of the Premises is damaged or rendered untenantable by a casualty covered by Landlord's insurance, or if the Premises are not affected but 25% or more of the Shopping Center, or such portion of the Common Areas as shall render the Premises or the Shopping Center untenantable, is damaged or rendered untenantable, then in any such event Landlord may elect either to terminate this Lease or to proceed to rebuild and repair the Premises or that portion of the Shopping Center so damaged. Landlord shall give written notice to Tenant of such election within 90 days after the occurrence of such casualty, or within 30 days after the adjustment of the insurance settlement, whichever is later. In the event that such notice of termination shall be given, this Lease shall terminate as of the date provided in such notice of termination (whether or not the Term shall have commenced) with the same effect as if that date were the Expiration Date.

      (c) If the Premises are damaged, the Basic Rent and the Additional Rent payable pursuant to Paragraphs 6 and 7 hereof, shall be abated in proportion to the degree in which Tenant's use of the Premises is impaired during the period of any damage, repair or restoration provided for in this Paragraph 19. Except for such abatement, Tenant shall not be entitled to any compensation or damage for loss in the use of the whole or any part of the Premises and/or any inconvenience or annoyance occasioned by damage, destruction, repair or restoration.

20.   Eminent Domain
      --------------

      (a) if the whole or any portion of the Premises or shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, this Lease shall terminate as of the date of the vesting or acquisition of title in the condemning authority with the same effect as if said date were the Expiration Date.

      (b) If the whole or any portion of the Shopping Center (other than the Premises) shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, this Lease shall, at the option of Landlord, terminate as of the date of the vesting or acquisition of title in the condemning authority with the same effect as if said date were the Expiration Date.

      (c) Landlord shall give written notice to Tenant of any termination of this Lease pursuant to Paragraph 20(a) or (b) within 90 days after the date of such acquisition or condemnation.

      (d) The proceeds of any condemnation award shall be the property of Landlord, whether such award is compensation for damages to Landlord's or Tenant's interest in the Premises, and Tenant hereby assigns all of its interest in any such award to Landlord; provided, however, that Landlord shall have no interest in any award made to Tenant for loss of business, relocation expenses, or for the taking of Tenant's personal property if a separate award for such items is made to Tenant.

21.   Events of Default
      -----------------

      (a) The occurrence of any one or more of the following events and the continuation thereof beyond the applicable grace period herein provided, if any, shall constitute an "Event of Default":

            (i) if Tenant shall default in the payment of (A) Basic Rent if any, and such default shall continue for a period of 5 business days after written notice from Landlord of such default or (B) any item of Additional Rent and such default shall continue for a period of 10 business days after written notice from Landlord of such default;

            (ii) if Tenant shall default in the observance or performance of any of its covenants for obligations under this Lease (other than the payment of Basic Rent, and Additional Rent), and shall not have cured such default within 30 days after written notice from Landlord of such default, or, if such default is of such a nature that it cannot be completely remedied within said 30 days, Tenant shall not (A) have promptly, upon the giving by Landlord of such notice, advised Landlord of Tenant's intention to institute all steps necessary to remedy such situation, (B) promptly institute and thereafter diligently prosecute to completion all steps necessary to remedy the same, and (C) complete such remedy within a reasonable time after the date of the giving of said notice by Landlord and in any event prior to such time as would either subject Landlord or Landlord's agents to prosecution for a crime or cause a default under any lease or mortgage referred to in Paragraph 24 hereof; or

            (iii) if any event shall occur or any contingency shall arise whereby this Lease or the estate hereby granted or the unexpired balance of the Term would, by operation of law or otherwise, devolve upon or pass to any person other than Tenant except as is expressly permitted under Paragraph 16 hereof; or

            (iv) if the Premises shall become vacated, deserted or abandoned for a period of 10 consecutive business days or if Tenant shall fail to take occupancy of the Premises within 30 days after the Commencement Date; or

            (v) if Tenant shall file a voluntary petition in bankruptcy or insolvency, or commence a case under the Federal Bankruptcy Code, or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy act or any other present or future applicable federal, state or other statute or law (foreign or domestic), or shall make an assignment for the benefit of creditors or shall seek or consent or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant or of all or any part of Tenant's personal property; or

            (vi) if within 60 days after the commencement of any proceeding against Tenant, whether by the filing of a petition or otherwise, seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal bankruptcy act or any other present or future applicable federal, state or other statute or law (foreign or domestic), such proceeding shall not have been dismissed, or if, within 60 days after the appointment or any trustee, receiver or liquidator of Tenant or of all or any part of Tenant's personal property, without the consent or acquiescence of Tenant, such appointment shall not have been vacated or otherwise discharged, or if any execution or attachment shall be issued against Tenant or any of Tenant's personal property pursuant to which the Premises, or any part thereof shall be taken or occupied or attempted to be taken or occupied; or

            (vii) if Tenant shall default in the observance or performance of any of its covenants or obligations under any other lease between Landlord and Tenant, and shall not have cured such default within the applicable grace period, if any, set forth therein.

      (b) If at any time, (i) Tenant shall be comprised of two or more persons, or (ii) Tenant's obligations under this Lease shall have been guaranteed by any person, or (iii) Tenant's interest in this Lease shall have been assigned, "Tenant", as used in subdivisions (v) and (vi) of Paragraph 21(a), shall mean any one or more of the persons primarily or secondarily liable for Tenant's obligations under this Lease. Any monies received by Landlord from or on behalf of Tenant during the pendency of any proceeding of the types referred to in subdivisions (v) and (vi) of Paragraph 21(a) shall be deemed paid as compensation or the use and occupation of the Premises and the acceptance of any such compensation by Landlord shall not be deemed an acceptance of Rent or a waiver on the part of Landlord of any rights under this Lease.

22.   Landlord's Remedies
      -------------------

      (a) In the case of any Event of Default as hereinabove provided (not cured within the applicable cure period, if any, set forth in the Lease), Landlord shall have the immediate right to reenter the Premises and to dispossess Tenant and all other occupants therefrom and remove and dispose of all property therein or, at Landlord's election, to store such property in a public warehouse or elsewhere at the cost and for the account of Tenant, and without Landlord being deemed guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby. Upon the occurrence of any such Event of Default, Landlord shall also have the right, at its option, in addition to and not in limitation of any other right or remedy, to terminate this Lease by giving Tenant three (3) days' notice of termination and upon the expiration of said three (3) days, this Lease, and the Term shall cease and terminate as fully and completely as if the date of expiration of such three (3) day period were the Expiration Date and thereupon, unless Landlord shall have theretofore demanded possession of the Premises, Landlord shall have the immediate right of possession, in the manner aforesaid, and Tenant and all other occupants shall quit and surrender the Premises to Landlord, but Tenant shall remain liable as hereinafter mentioned.

      (b) If by reason of the occurrence of any such Event of Default, the Term shall end before the Expiration Date, or Landlord shall take possession of the Premises, or Tenant shall be ejected, dispossessed, or removed therefrom by summary  proceedings  or in  any  other  manner,  whether  or  not  specifically enumerated in this Lease, or if the Premises become vacant, deserted or abandoned, Landlord at any time thereafter may relet the Premises, or any part or parts thereof either in the name of Landlord or as agent for Tenant, for a term or terms which may, at Landlord's option, be less than or exceed the period of the remainder of the Term, and at such rent or rentals and upon such other conditions, which may include concessions and free rent periods, as Landlord, in its sole discretion, shall determine. Landlord shall receive the rents from such reletting and shall apply the same first, to the payment of such expenses as Landlord may have incurred in connection with reentering, ejecting, removing, dispossessing, reletting, altering, repairing, redecorating, subdividing or otherwise preparing the Premises for reletting, including brokerage and attorneys' fees and expenses; second, to the payment of any indebtedness other than rents, charges and other sums due hereunder from Tenant to Landlord; and the residue, if any, Landlord shall apply to the fulfillment of the terms, covenants and conditions of Tenant hereunder and Tenant hereby waives all claims to the surplus, if any. Tenant shall be and hereby agrees to be liable for and to pay Landlord any deficiency between the rents, charges and other sums reserved hereunder (conclusively presuming the Additional Rent, if any, to be the same as payable for the year immediately preceding such termination or reentry) and the net rentals, as aforesaid, of reletting, if any, for each month of the period which otherwise would have constituted the balance of the Term. Tenant hereby agrees to pay such deficiency in monthly installments on the rent days specified in this Lease, and any suit or proceeding brought to collect the deficiency for any month, either during the Term or after any termination thereof shall not prejudice or preclude in any way the rights of Landlord to collect the deficiency for any subsequent month by a similar suit or proceeding. Landlord shall in no event be liable in any way whatsoever for the failure to relet the Premises or in the event of such reletting, for failure to collect the rents reserved thereunder. Landlord is hereby authorized and empowered to make such repairs, alterations, decorations, subdivision or other preparations for the reletting of the Premises as Landlord shall deem advisable, without in any way releasing Tenant from any liability hereunder, as aforesaid.

      (c) No such reentry or taking possession of the Premises by Landlord shall be construed as an election on its part to terminate this Lease unless Landlord gives written notice to Tenant of such intention or the termination thereof shall result as a matter of law or be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous default.

      (d) In the event this Lease is terminated pursuant to the foregoing provisions of this Paragraph 22, Landlord may recover from Tenant all damages it may sustain by reason of Tenant's default, including the cost of recovering the Premises and reasonable attorneys' fees and expenses and, upon so selecting and in lieu of the damages that may be recoverable under Paragraph 22(b) above (measured by the monthly deficiency, if any), shall be entitled to recover from Tenant, as and for liquidated damages, and not as a penalty, an amount equal to the difference between the rents, charges and other sums reserved hereunder for the period which otherwise would have constituted the balance of the Term from the latest of the date of termination of this Lease, the date of reentry or the date through which monthly deficiencies shall have been paid in full (conclusively presuming the Additional Rent, if any, to be the same as payable for the year immediately preceding such termination or reentry) and the rental value of the Premises at the time of such election, for such period, both discounted at the rate of four percent (4%) per annum to present worth, all of which shall immediately be due and payable by Tenant to Landlord. In determining the rental value of the Premises the rental realized by any reletting, if such reletting be accomplished by Landlord within a reasonable time after the termination of this Lease or within a reasonable time after Landlord regains possession of the Premises, shall be deemed prima facie to be the rental value. Nothing herein contained, however, shall limit or prejudice the right of Landlord to prove and obtain as liquidated damages by reason of such termination an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amounts referred to in this Paragraph 22(d).

      (e) The parties hereby waive trial by jury in any action, proceeding or counterclaim brought by either party against the other on any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant created hereby, Tenant's use or occupancy of the Premises or any claim for injury or damage.

      (f) Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event Tenant shall be evicted or dispossessed from the Premises for any cause, or Landlord reenters the Premises following the occurrence of any Event of Default hereunder, or this Lease is terminated before the Expiration Date.

      (g) In the event of any breach or threatened breach by Tenant of any of the terms and provisions of this Lease, Landlord shall have the right to injunctive relief and declaratory relief as if no other remedies were provided herein for such breach.

      (h) The rights and remedies herein reserved by or granted to Landlord and Tenant are distinct, separate and cumulative, and the exercise of any one of them shall not be deemed to preclude, waive or prejudice Landlord's or Tenant's right to exercise any or all others. Whether or not specifically enumerated in this Lease, Landlord hereby reserves all rights and remedies at law and in equity and nothing contained in this Lease shall be construed as a limitation of any such rights or remedies.

      (i) Landlord and Tenant hereby expressly waive any right to assert a defense based on merger and agree that neither the commencement of any action or proceeding, nor the settlement thereof nor the entry of judgment therein shall bar Landlord or Tenant from bringing any subsequent actions or proceeding, nor the settlement thereof nor the entry of judgment therein shall bar Landlord or Tenant from bringing any subsequent actions or proceedings from time to time.

      (j) Nothing contained in this Paragraph 22 shall be deemed or construed to require Landlord to give the notices herein provided for prior to the commencement of a summary proceeding for nonpayment of rent or a plenary action for the recovery of rent on account of any default in the payment of rent, it being intended that any such notice or notices are for the sole and only purpose of creating a conditional limitation or a condition precedent hereunder pursuant to which this Lease shall terminate and Tenant shall become a holdover tenant.

      (k) The words "reenter", "reentry" and "reentered" as used in this Lease shall not be deemed to be restricted to their technical legal meanings.

      (l) In the event Landlord commences any summary proceeding or action for nonpayment of rent, Tenant covenants and agrees that it will not interpose, by consolidation of actions or otherwise, any non-mandatory counterclaim or other claim seeking affirmative relief of whatsoever nature or description in any such proceeding.

      (m) Wherever in this Lease it is provided that Landlord is entitled to receive attorneys' fees, or if any rent owing under this Lease is collected by or through an attorney at law, Tenant agrees to pay as such attorneys' fees an amount equal to the greater of (i) fifteen percent (15%) of the amount owed to Landlord or (ii) the maximum amount allowed by law to be collected as attorneys' fees.

23.   Curing Tenant's Defaults
      ------------------------

      If Tenant shall default in the performance of any term of this Lease on Tenant's part to be performed, Landlord, without thereby waiving such default, may, but shall not be obligated to, perform the same for the account and at the expense of Tenant, without notice in case of emergency and upon 10 days' prior notice in all other cases. Landlord may enter the Premises at any time to cure any default without thereby incurring any liability to Tenant or anyone claiming through or under Tenant. Bills for any expenses incurred by Landlord in connection with any such performance or involved in collecting or endeavoring to collect rent or enforcing or endeavoring to enforce any rights against Tenant under or in connection with this Lease or pursuant to law, including any cost, expense and disbursement involved in instituting and prosecuting summary proceedings, as well as bills for any property, material, labor or services provided, furnished or rendered, including reasonable attorneys fees and expenses, shall be paid by Tenant as Additional Rent on demand. In the event that Tenant is in arrears in payment of Rent, Tenant waives Tenant's right, if any, to designate the items against which any payments made by Tenant are to be credited and Landlord may apply any payments made by Tenant to any items Landlord sees fit, irrespective of and notwithstanding any designation or requests by Tenant as to the items against which any such payments shall be credited. Landlord reserves the right, without liability to Tenant to suspend furnishing to Tenant electrical energy and all or any other services (including heat, ventilating and air conditioning), whenever Landlord is obligated to furnish the same, in the event that (but only for so long as) Tenant is in arrears in paying Landlord therefor.

24.   Subordination and Attornment
      ----------------------------

      (a) This Lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the Shopping Center or portion thereof and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. The provisions of this Paragraph 24(a) shall be self-operative and no further instruments of subordination shall be required. However, if Landlord requests confirmation of the subordination provided for in this Paragraph 24(a), Tenant shall, without charge therefor, promptly execute and deliver to Landlord any certificate or instrument which Landlord may at any time request in connection therewith.

      (b) The holder of any mortgage referred to in Paragraph 24(a) may elect that this Lease shall have priority over such mortgage and upon notification by such mortgagee to Tenant, this Lease shall be deemed to have priority over such mortgage whether this Lease is dated prior to or subsequent to the date of such mortgage.

      (c) Tenant agrees to give the lessor under any lease or the holder of any mortgage referred to in Paragraph 24(a) hereof a copy, by registered mail, of any notice of default served upon Landlord, provided that prior to such notice Tenant has been notified in writing (by way of notice of assignment of rents and leases, or otherwise) of the address of such lessor or mortgagee. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then each such lessor or mortgagee shall have an additional 30 days within which to cure such default or, if such default cannot be cured within that time, then such additional time as may be necessary to cure such default (including but not limited to commencement of lease termination or mortgage foreclosure proceedings if necessary to effect such cure), in which event this Lease shall not be terminated while such remedies are being so diligently pursued.

      (d) If at any time prior to the termination of this Lease, the lessor under any lease or the holder of any mortgage referred to in Paragraph 24(a) (or any person, or such person's successors or assigns, who acquires the interest of Landlord under this Lease through foreclosure action or an assignment or deed in lieu of foreclosure) shall succeed to the rights of Landlord under this Lease through possession or foreclosure or delivery of a new lease or deed or otherwise, Tenant agrees at the election and upon request of any such person, to fully and completely attorn, from time to time, to and recognize such person as Tenant's landlord under this lease upon the then executory terms of this Lease. Upon such attornment this Lease shall continue in full force and effect as a direct lease between Tenant and such successor landlord except that such successor landlord shall not be:

            (i) liable for any previous act or omission of any prior landlord (including Landlord);

            (ii) subject to any offsets or defenses which may have theretofore accrued to Tenant against any prior landlord (including Landlord);

            (iii) bound by any previous prepayment of Basic Rent, or Additional Rent, if any, for a period greater than one month in advance;

            (iv)  bound  by  any  modifications  of  this  lease,   unless  such
modification has been approved in writing by such lessor or holder of any mortgage; or

            (v) liable for any security deposits pursuant to the lease unless such security has actually been delivered to such lessor or holder of a mortgage.

25.   Surrender
      ---------

      On the Expiration Date or upon the sooner termination of this Lease or upon reentry by Landlord upon the Premises, Tenant shall surrender, vacate and deliver to Landlord the Premises, including all improvements, additions, alterations and replacements thereon, trade fixtures, furnishings, furniture, equipment, merchandise and other personal property installed or placed in or on the Premises by Tenant unless removed by Ten ant pursuant to Paragraph 10 hereof, "broom clean" and in good order, condition and repair except for ordinary wear, tear and damage by fire or other insured casualty. if the Premises are not surrendered upon the Expiration Date or sooner termination of this Lease, Tenant hereby indemnifies Landlord against liability resulting from delay by Tenant in so surrendering the Premises, including any claims made by any succeeding Tenant or prospective Tenant founded upon such delay. Tenant's obligations under this Paragraph 25 shall survive the Expiration Date or sooner termination of this Lease. At the option of Landlord, Tenant shall be required to remove the vault.

26.   Quiet Enjoyment.
      ----------------

      Tenant, if and so long as it pays the Rent and performs and observes the other terms and covenants to be performed and kept by it as provided in this Lease, shall have the peaceable and quiet possession of the Premises during the Term free of the claims of Landlord or anyone claiming by, through or under Landlord, subject to the terms of this Lease and any lease or mortgage referred to in Paragraph 24(a) hereof. This covenant shall be construed as a covenant running with the Land and shall not be construed as a personal covenant or obligation of Landlord, except to the extent of Landlord's interest in this Lease and then subject to the terms of Paragraph 28(k) and (1) hereof.

27.   Security Deposit
      ----------------

      Tenant has deposited with Landlord a sum equal to the amount of the Security Deposit, as set forth in Paragraph 1(o) hereof, as security for the full and punctual performance by Tenant of all of the terms of this Lease, in the event Tenant defaults in the performance of any of the terms of this Lease, including the payment of Rent, Landlord may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any Rent or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the terms of this Lease, including any damages or deficiency in the reletting of the Premises, whether accruing before or after summary proceedings or other reentry by Landlord. in the case of every such use, application or retention, Tenant shall, on demand, pay to Landlord the sum so used, applied or retained which shall be added to the security deposit so that the same shall be replenished to its former amount. If Tenant shall fully and punctually comply with all of the terms of this Lease, the security, without interest, shall be returned to Tenant after the termination of this Lease and delivery of exclusive possession of the Premises to Landlord. In the event of a sale or lease of the Shopping Center Landlord shall have the right to transfer the security to the vendee or lessee and Landlord shall ipso facto be released by Tenant from all liability for the return of such security; and Tenant agrees to look solely to the new landlord for the return of said security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new landlord, Tenant shall not assign or encumber or attempt to assign or encumber the monies deposited herein as security and neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or encumbrance.

28.   Miscellaneous
      -------------

      (a) No agreement to accept a surrender of this Lease shall be valid unless in writing signed by Landlord. The delivery of keys or possession to Landlord or any agent or employee of Landlord shall not operate as a termination of this Lease or surrender of the Premises.

      (b) No provision of this Lease shall be deemed to have been waived by Landlord or Tenant unless such waiver be in writing signed by the party making such waiver. The failure of Landlord or Tenant to seek redress for violation of, or to insist upon strict performance of, any covenant or condition of this Lease, shall not be deemed a waiver thereof or prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation.

      (c) The receipt by Landlord of Basic Rent, and/or any items of Additional Rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach. No payment by Tenant or receipt by Landlord of a lesser amount than the Basic Rent, or Additional Rent, if any, herein stipulated shall be deemed to be other than on account of the earliest Basic Rent, or Additional Rent, if any, reserved hereby which is due and owing at the time such payment is received by Landlord. No endorsement or statement on any check or any letter accompanying any check or payment of any such Rent shall be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right or remedy provided in this Lease.

      (d) The captions used in this Lease are for convenience only and do not in any way limit or amplify the terms and provisions hereof. Whenever herein the singular number is used, the same shall include the plural, and words of any gender shall include each other gender.

      (e) The Exhibits hereto are hereby incorporated into this Lease.

      (f) This Lease and all other agreements and instruments signed contemporaneously herewith contain the entire agreement between parties, and no agreement, representation or inducement shall be effective to change, modify or terminate this Lease in whole or in part unless such agreement, representation or inducement is in writing and signed by both parties hereto.

      (g) Tenant at any time or from time to time at the request of Landlord or at the request of the lessor under any lease or the holder of any lease or mortgage referred to in Paragraph 24(a) hereof, will execute, acknowledge and deliver to the party so requesting, a certificate by Tenant certifying:

            (i) that this Lease has not been modified, changed, altered or amended in any respect and is in full force and effect (or, if there have been modifications, stating the modifications and that the Lease is in full force and effect as modified);

            (ii) that this Lease is the only Lease between Landlord and Tenant affecting the Premises;

            (iii) that Tenant has accepted the Premises (or part thereof), is in occupancy of the Premises, or part thereof, and is paying Rent hereunder, for which it is then liable on a current basis;

            (iv) that there are then existing no credits, offsets or defenses against the enforcement of any provisions of this Lease (or, if so, specifying the same);

            (v) the dates, if any, to which the Rent or other charges due hereunder have been paid in advance and that there has been no prepayment of Rent other than as provided for in this Lease;

            (vi) that there are no existing defaults by Landlord or Tenant under this Lease (or, if so, specifying such default);

            (vii) whether or not Tenant has exercised any renewal options or other options which may be provided in this Lease;

            (viii) that there are no actions, whether voluntary or otherwise, pending against Tenant under the bankruptcy laws of the United States or any state thereof; and

            (ix) such further information with respect to the Lease or the Premises as Landlord, or such lessor or mortgagee, may request.

Any such certificate may be relied upon by any prospective purchaser of the Shopping Center or of the interest of Landlord in any part thereof, by any mortgagee or prospective mortgagee thereof, by any lessor or prospective lessor thereof by any lessee or prospective lessee thereof or by any prospective assignee of any mortgage thereof. The failure of Tenant to execute, acknowledge and deliver to Landlord a statement in accordance with the provisions of this Paragraph 28(g) within 10 days after request therefor shall constitute an acknowledgment by Tenant, which may be relied on by any person who would be entitled to rely upon any such statement, that such statement as submitted by Landlord is true and correct.

      (h) If any provision of this Lease should be held to be invalid or unenforceable, the validity and enforceability of the remaining provisions of this Lease shall not be affected thereby.

      (i) The terms, provisions and covenants contained in this Lease shall apply to, inure to the benefit of and be binding upon the parties hereto and their respective heirs, personal representatives, successors and permitted assigns and shall be covenants running with the land.

      (j) In the event of any default or breach by Landlord with respect to any of the terms, covenants and conditions of this Lease to be observed and performed by Landlord, Tenant shall look solely to the estate and property of Landlord in the Shopping Center for the collection of any sum of money on a judgment, or for the payment or expenditure of any money under any decree of specific performance, injunctive relief or other equitable relief (or other judicial process) requiring performance by Landlord of any obligation under this Lease. No other property or assets of the Landlord, Landlord's agents, incorporators, shareholders, officers, directors, partners, principals (disclosed or undisclosed) or affiliates shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies.

      (k) The term "Landlord" shall mean only the owner at the time in question of the present Landlord's interest in the Shopping Center and in the event of a sale or transfer of the Shopping Center (by operation of law or otherwise) the transferor shall be and hereby is automatically and entirely released and discharged, from and after the date of such sale or transfer, of all liability in respect of the performance of any of the terms of this Lease on the part of Landlord thereafter to be performed.

      (1) Tenant hereby expressly waives any and all rights granted by or under any present or future laws to redeem Landlord's reversionary interest in the Shopping Center. In addition, in the event of any lawful termination of the Term or any repossession of the Premises by reason of Tenant's default hereunder, Tenant waives (i) any notice of reentry or of the institution of legal proceedings to that end, (ii) any right of redemption, reentry or repossession, and (iii) the benefit of any laws now or hereafter in force exempting properly from liability for rent or otherwise. The provisions of this Paragraph shall survive the Expiration Date or sooner termination of this Lease.

      (m) Neither Landlord nor Tenant shall record this Lease, any amendment to this Lease, or any other memorandum of this Lease without the prior written consent of the other party and in the event such consent is given the party requesting such consent shall pay all transfer taxes, recording fees and other charges in connection with such recording notwithstanding any provision of law imposing liability therefor upon the other party.

      (n) Except as otherwise expressly set forth herein all notices, requests, demands, approvals or consents required hereunder or by law (collectively, "Notices") shall be in writing and shall be given by personal delivery by mailing the same, certified or registered mail, return receipt requested, postage prepaid, or by recognized overnight courier with receipt acknowledged addressed to Landlord at the Address of Landlord, as set forth in Paragraph 1(c) hereof and if to Tenant, at the Address of Tenant, as set forth in Paragraph 1(e) hereof if such Notice is given prior to the Commencement Date and thereafter at the Premises. Notices shall be deemed given upon such personal delivery, the next day if by recognized overnight carrier or, if mailed, 2 business days after mailing. The persons designated for the receipt of Notices, and the addresses to which Notices may be given or made by either party, may be changed or supplemented by Notice given by such party to the other and notwithstanding the preceding sentence such Notice shall be effective 10 days after mailing or delivery.

      (o) Tenant expressly acknowledges that neither Landlord nor Landlord's agents has made or is making, and Tenant, in executing and delivering this Lease, is not relying upon, any warranties, representations, promises or statements, except to the extent that the same are expressly set forth in this Lease, and no rights, easements or licenses are or shall be acquired by Tenant by implication or otherwise unless expressly set forth in this Lease.

      (p) Tenant warrants that it has not employed nor had any dealings or discussions with any broker or agent in connection with the negotiation or execution of this Lease other than the broker, if any, referred to in Paragraph 7(p) hereof. Landlord agrees to pay said broker a commission in accordance with a separate agreement. Tenant agrees to indemnify Landlord and hold it harmless from and against any and all liability for commissions or other compensation or charges and all costs and expenses incurred in defense of the claim if this warranty is breached. In the event of a suit on any such claim, Landlord shall notify and impede Tenant, or Tenant may intervene.

      (q) Tenant hereby waives any claim against Landlord which it may have based upon any assertion that Landlord has unreasonably withheld or unreasonably delayed any consent, and Tenant agrees that its sole remedy shall be an action or proceeding to enforce any such provision or for specific performance, injunction or declaratory judgment. In the event of such a determination, the requested consent shall be deemed to have been granted. The sole remedy for Landlord's unreasonably withholding or delaying of consent shall be as provided in this Paragraph 28(s).

      (r) The terms of this Lease shall bind and benefit the successes and assigns of the parties with the same effect as if mentioned in such instance where a party is named or referred to, except that no violation of the provisions of Paragraph 16 hereof shall operate to vest any right in any successors or assignee of Tenant and that the provisions of this Paragraph shall not be construed as modifying the conditions of limitation contained in Paragraph 16 hereof.

      (s) This lease may be executed in several counterparts, each of which shall constitute an original instrument and all of which shall together constitute one and the same instrument.

      (t) Landlord does hereby grant Tenant a right of first refusal to lease with respect to Store 4 (the laundromat space) and Store 4a, for the Permitted Use (1)(f). In the event Landlord receives an offer to lease with respect to either or both spaces, Landlord shall provide written notice thereof to the Tenant, setting forth the pertinent terms and conditions of the proposed leasing. Tenant shall have thirty (30) days within which to notify the Landlord in writing that it accepts or rejects its right of first refusal to lease the space. Failure of the Tenant to notify the Landlord in writing of its intention, shall be deemed a waiver of its rights hereunder. In the event Tenant elects not to exercise its rights of first refusal or otherwise waives its rights hereunder, then Landlord shall have the right to proceed to lease the space to the proposed tenant.

      IN WITNESS WHEREOF, the parties hereto have executed this Lease on the day and year first above written.

ATTEST:                            CIRCLE PLAZA ASSOCIATES,
                                   NEW JERSEY LIMITED PARTNERSHIP, Landlord


/s/ Pati L. Clark                  By: /s/ Jospeh P. Lucarelli
----------------------------          ------------------------------------------
                                            JOSEPH P. LUCARELLI, General Partner

ATTEST:                            TWO RIVER COMMUNITY BANK, Tenant


/s/ Michael J. Gormley             By: /s/ Barry B. Davall
----------------------------           -----------------------------------------

EXHIBIT A                                                     DEMISED PREMISES

                            [MAP OF OFFICEMAX PLAZA]

EXHIBIT B                                              LANDLORD'S WORK

      The Landlord will erect a one hour demising wall; install windows on the westerly elevation (the number and location of which shall be determined by Landlord's architect); bathrooms as per architect's plans shall be built to code, including utilities stubbed for kitchen; the utilities for the space shall be separated; the HVAC system shall be in good working order as of the Commencement Date of the Lease and of sufficient capacity to sufficiently heat and cool the space; Landlord shall provide barrier-free access on the westerly elevation.

EXHIBIT C2                                      RENEWAL OPTION RIDER

      1.  The  provisions  of  this  Rider  shall  supersede  any   inconsistent
provisions contained in the Lease.

      2. Provided Tenant shall have fully performed all of the terms, provisions, covenants, conditions and agreements on its part to be performed under this Lease, and shall not then be in default under this Lease, Tenant shall have the right, at its option, to renew this Lease for two (1) renewal terms of three (3) years each, the first renewal term to commence on the day following the Expiration Date of the Lease and the Second Renewal Term to commence on the Expiration Date of the First Renewal Term.

      3. Tenant shall exercise the renewal options by giving to Landlord written notice of such election to renew not later than one (1) year prior to the Expiration Date, and upon the giving of such notice this Lease thereupon shall be deemed renewed for the renewal term with the same force and effect as if the renewal term had been originally included in the Term.

      4. Tenant may not exercise its option to renew unless said option has theretofore been properly exercised in accordance herewith.

      5. All the terms, provisions, agreements, covenants and conditions of this Lease shall continue in full force and effect during the renewal term. Basic Rent shall continue to be increased during the renewal term in accordance with the provisions of Exhibit D to this Lease.

      6. Any uncured default or termination, cancellation or surrender of this Lease during the Term shall terminate any right of renewal hereunder.

      7. As used herein, "Term" shall include the renewal term of this Lease if this Lease is renewed pursuant to the provisions of this Rider.

EXHIBIT C3                                            LEASE ASSIGNMENT RIDER

      1. Notwithstanding anything contained in Paragraph 16(a) of the Lease to the contrary, Landlord shall not unreasonably withhold its consent to an assignment of this Lease to any entity to which Tenant is selling its entire business, provided that the following conditions are satisfied:

            (a) All applicable terms and conditions of Paragraph 16 (including, without limitation, the provisions of Paragraph 16(c) are complied with in full;

            (b) The assignee shall pay to Landlord prior to the effective date of the assignment a Security Deposit (or additional Security Deposit) in an amount equal to the sum of (i) twice the Basic Rent payable during the calendar month immediately preceding the month in which the effective date of the assignment occurs, (ii) 1/6 of the then estimated annual Additional Rent payable pursuant to Paragraphs 6 and 7 of this Lease. Failure to comply with any of the foregoing conditions shall cause the assignment to be void.

EXHIBIT C4                                       HAZARDOUS SUBSTANCE RIDER

      1. If Tenant receives any notice of the happening of any event involving the use, release, threatened release, spill, discharge or cleanup of any Hazardous substance on or about the demised premises or into the environment (any such event is hereinafter referred to as a "Hazardous Discharge") or of any complaint, order, citation, or notice with regard to any Hazardous Substance or any Environmental Law affecting Tenant (an "Environmental Complaint') from any person or entity, including the Department of Environmental Protection of New Jersey ("DEP") and the United States Environmental Protection Agency ("EPA'), then Tenant shall give immediate oral and written notice of same to Landlord and to any mortgagee of all or a portion of the Shopping Center of which Tenant has received notice (collectively, "Landlord's Mortgagee") detailing all relevant facts and circumstances.

      "Hazardous Substance" shall mean any substance, gas, material, chemical or pollutant which is or may be regulated by or defined as or included in the definition of "Hazardous Substances", "Toxic Substances", "Hazardous Waste", "Hazardous Materials", or words of similar impart under any Environmental Law, including, without limitation, petroleum, radon gas, lead paint, asbestos, and polychlorinated biphenyls.

      "Environmental Law" shall mean all legal requirements relating to the protection of human health or the Environment, including, without limitation: (i) all legal requirements relating to the reporting licensing, permitting, investigation or remediation of emissions, discharges, releases, or threatened releases of Hazardous Substances into the Environment or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Substances and (ii) all legal requirements pertaining to the protection of the health and safety of employees or the public.

      "Environment" shall mean soil, surface waters, ground waters, land, stream, sediments, surface or subsurface strata and ambient air.

      2.(a) Without limitation of the foregoing, Landlord shall have the right, but not the obligation, to exercise any of its rights as provided in Paragraph 23 of this Lease or to enter onto the Premises or to take such actions as it deems necessary or advisable to cleanup, remove, resolve or minimize the impact of or otherwise deal with any Hazardous Substance, Hazardous Discharge or Environmental Complaint. All costs and expenses incurred by Landlord in the exercise of any such rights shall be deemed to be Additional Rent hereunder and shall be payable by Tenant to Landlord upon demand.

            (b) Tenant shall at all times during the term of this Lease maintain in full force and effect environmental impairment insurance satisfactory to Landlord and Landlord's mortgagee as to carrier, amount, coverage and all other aspects, taking into account all reasonable factors including, without limitation, the Standard Industrial Classification number of Tenant.

      3. The occurrence of any of the following events shall constitute an Event of Default under this Lease:

            (a) If Landlord receives its first notice of a Hazardous Discharge or an Environmental Complaint on or pertaining to the Premises other than from Tenant, and Landlord does not receive a notice (which may be given in any oral or written form, provided same is followed with all due dispatch by written notice given by certified mail, return receipt requested) of such Hazardous Discharge or Environmental Complaint from the Tenant within three (3) business days of the time Landlord first receives said notice other than from Tenant; or

            (b) if the DEP, EPA or any other local, state or federal agency asserts or creates a first lien upon any or all of the Premises by reason of the occurrence of a Hazardous Discharge or an Environmental Complaint or otherwise; or

            (c) if the DEP, EPA or any other local, state or federal agency asserts a claim against the Tenant, the demised premises or Landlord for damages or cleanup costs related to a Hazardous Discharge or an Environmental Complaint on or pertaining to the Premises; provided however, such claim shall not constitute a default if within fifteen (15) days of the occurrence giving rise to the claim:

      (d) Tenant can prove to Landlord's satisfaction that Tenant has commenced and is diligently pursuing either: (x) cure or correction of the event which constitutes the basis for the claim, and continues diligently to pursue such cure or correction to completion, or (y) proceedings for an injunction, restraining order or other appropriate emergent relief preventing such agency or agencies from asserting such claim, which relief is granted within ten (10) days of the occurrence giving rise to the claim and the emergent relief is not thereafter dissolved or reversed on appeal; and

      (e) In either of the foregoing events, Tenant has posted a bond, letter of credit or other security satisfactory in form, substance and amount to Landlord and the agency or entity asserting the claim to secure the proper and complete cure or correction of the event which constitutes the basis for the claim.

      4. Tenant hereby agrees to defend, indemnify, and hold Landlord harmless from and against any and all claims, losses, liabilities, damages and expenses (including without limitation, cleanup costs and reasonable attorney's fees arising by reason of any of the aforesaid or any action against Tenant under this indemnity) arising directly or indirectly from, out of or by reason of any Hazardous Discharge or Environmental Complaint occurring either (i) during or attributable to the Term and any other period of possession of the Premises by Tenant or (ii) by reason of or attributable to Tenant's operations. This indemnity shall apply notwithstanding any negligent or other contributory conduct by or on the part of Landlord, its mortgagee or any one or more other parties or third parties.

      5.(a) if Tenant's operations on the Premises now or hereafter constitute an "Industrial Establishment" subject to the requirements of the New Jersey Industrial Site Recovery Act, N.J.S.A. 13:1K6 et seq., and the regulations pertaining thereto, N.J.A.C. 7:26B-1 et seq. ("ISRA"), then prior to the expiration or sooner termination of this Lease and upon any and every condemnation, casualty, assignment or sublease (if permitted), change in ownership or control of Tenant or any other closure, transfer or event by Landlord or Tenant which is subject to the requirements of ISRA, Tenant shall comply with all requirements of ISRA pertaining to an Industrial Establishment closing or transferring operations, at its sole cost and expense, to the satisfaction of the DEP and Landlord. Without limitation of the foregoing, Tenant's obligations shall include (A) the proper filing of the initial notice to the DEP required by N.J.A.C. 7:26B-3.2, (B) the performance to DEP's and Landlord's satisfaction of all air, soil, ground water and surface water sampling and tests required by N.J.A.C. 7:26B-4.1-4.3 and (C) either (x) the filing of a "negative declaration" with DEP under N.J.A.C. 7:26B-5.2 which has been approved by DEP or (y) the performance of a proper and approved cleanup plan to the full satisfaction of DEP and Landlord in accordance with N.J.A.C. 7:26B-5.3. Tenant shall immediately provide Landlord with copies of all correspondence, reports, notices, orders, findings, declarations and other materials pertinent to Tenant's compliance and DEP's requirements under ISRA, as any of same are issued or received by Tenant from time to time.

            (b) Tenant shall be responsible for any environmental cleanup costs, penalties or damages arising from its use of the Premises. The provisions of this Paragraph shall survive the Expiration Date or sooner termination of this Lease.

      6. In the event of Tenant's failure to comply in full with this Article, Landlord may, at its option, perform any or all of Tenant's obligations as aforesaid and all costs and expenses incurred by Landlord in exercise of this right shall be deemed to be Additional Rent payable on demand.

      7. This Paragraph shall survive the Expiration Date or sooner termination of the Lease.


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

EXHIBIT D                                          BASIC RENT ESCALATION RIDER

      The Basic Rent payable for the portion of the Term commencing on July 1, 2002 shall be as follows:

            (a) For the portion of the Term commencing on the Commencement Date and ending twelve (12) months after the Commencement Date, at the rate of $33,000.00 per annum ($2,750.00 per month);

            (b) For the portion of the Term commencing on the second anniversary of the Commencement Date and terminating twelve (12) months thereafter, at the rate of $33,990.00 per annum ($2,832.50 per month);

            (c) For the portion of the Term commencing at the third anniversary of the Commencement Date and terminating twelve (12) months thereafter; at the rate of $35,009.70 per annum ($2,917.48 per month);

            (d) For the portion of the Term commencing at the fourth anniversary of the Commencement Date and terminating twelve (12) months thereafter; at the rate of $36,059.99 per annum ($3,005.00 per month);

            (e) For the portion of the Term commencing at the fourth anniversary of the Commencement Date and terminating twelve (12) months thereafter; at the rate of $37,141.79 per annum ($3,095.15 per month);

      The Basic Rent during the first renewal period commencing on the sixth anniversary of the Commencement Date shall be determined as follows:

      "Market Rent" shall mean the fair market rent for the demised premises for the Renewal Term, determined as of the date of 180 days prior to the expiration of the First Renewal Term (the "Determination Date"), based upon the rents generally in effect for comparable office space in Monmouth County, New Jersey. Market rent (for the purpose of determining the fixed rent only during the Renewal Term) shall be determined on what is commonly known as the "gross" basis; this is, in computing Market Rent it shall be assumed that all real estate taxes and customary services are included in the market rent. Notwithstanding the foregoing, the base rent for the Second Renewal Term shall be thereafter increased from time to time as provided in this Lease, and the base year for tax and operating expenses increases, tax base and base operating expenses for the Renewal Term shall all be deemed redefined as and recomputed on the basis of the last calendar year of the Initial Term of this Lease.

      Landlord shall notify Tenant ("Landlord's Determination Notice") of Landlord's determination of the Market Rent not later than 60 days after the Determination Date. If Tenant disagrees with Landlord's determination, Tenant shall notify Landlord (`Tenant's Notice of Disagreement') within 15 days of receipt of Landlord's Determination Notice. Time shall be of the essence with respect to Tenant's Notice of Disagreement, and the failure of Tenant to give notice within the time period set forth above shall conclusively be deemed an acceptance by Tenant of the Market Rent as determined by Landlord and a waiver by Tenant of any right to dispute such Market Rent, if Tenant timely gives its Tenant's Notice of Disagreement, then the Market Rent shall be determined as follows: Landlord and Tenant shall, within 30 days of the date on which Tenant's Notice of Disagreement was given, each appoint an Appraiser for the purpose of determining the Market Rent. An "Appraiser" shall mean a duly qualified impartial real estate appraiser who is a member of the American Institute of Real Estate Appraisers and who has at least 10 years' experience in appraising properties in Central New Jersey. In the event that the two Appraisers so appointed fall to agree as to the Market Rent within a period of 30 days after the appointment of the second Appraiser, such two Appraisers shall forthwith appoint a third Appraiser who shall make a determination within 30 days thereafter, if such two Appraisers fail to agree upon such third Appraiser within 10 days following the last 30 day period, such third Appraiser shall be appointed by the Monmouth County Assignment Judge of the New Jersey Superior Court. Such two Appraisers or three Appraisers, as the case may be, shall proceed with all reasonable dispatch to determine the Market Rent. The decision of such Appraisers shall be final; such decision shall be in writing and a copy shall be delivered simultaneously to Landlord and Tenant. if such Appraisers fail to deliver their decision as set forth above prior to the commencement of the Renewal Term, Tenant shall pay Landlord the


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

base rent and tax expense increases at the rate as of the last day of the Initial Term, until such decision is so delivered, if the Market Rent as determined above is in excess of the actual rent paid, then Tenant, upon demand, shall pay to Landlord the difference between the actual rent paid and the Market Rent from the commencement of the Renewal Term. Landlord and Tenant shall each be responsible for and shall pay the fee of the Appraiser appointed by them respectively, and Landlord and Tenant shall share equally the fee of the third Appraiser.

      In no event will the rent for the first year of the First Renewal Term be less than the rent for the last year of the Initial Term.

      Once the Market Rent is determined for the first year of the Renewal Term, the Rent shall increase by three percent (3%) for each year during the first Renewal Term.

      Rent for the first year of the Second Renewal Term shall be determined on the basis of the Market Rent formula set forth hereinabove. In no event will Rent for the first year of the second Renewal Term be less than the Rent for the last year of the first Renewal Term. Once the Market Rent is determined for the first year of the second Renewal Term, the Rent shall increase annually thereafter at the rate of three percent (3%).


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